Exhibit 99.2(1)

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              Wireless Age           Marlon
                                                             Communications       Distributors       Pro-forma
                                                                  Inc.                Ltd.          Adjustments          Pro-forma
Sales                                                           9,268,569            887,596                 --         10,156,165

Cost of good sold                                               5,411,072            566,538                 --          5,977,610
                                                            ---------------------------------------------------        -----------

Gross profit                                                    3,857,497            321,059                 --          4,178,556

GP %age                                                             41.62%             36.17%              0.00%             41.14%

Selling and Admin Costs:                                        3,616,350            316,427                 --          3,932,777
Amortization:                                                     249,223              6,006                 --            255,229
Interest Expense:                                                 100,294              1,326                 --            101,620

Other expenses (income):
Rental income                                                          --               (689)                --               (689)
Interest income                                                        --             (7,949)                --             (7,949)
Realized (Gain) on disposition of assets                               --            (38,031)                --            (38,031)
Foreign exchange                                                   84,951                 --                 --             84,951
Management fees                                                   (39,973)                --                 --            (39,973)
                                                            ---------------------------------------------------        -----------
                                                                   44,978            (46,670)                --             (1,692)

Income before income taxes and non-controlling interests         (153,348)            43,970                 --           (109,378)

Income Tax Provision
  Current                                                              --              8,566                 --              8,566
  Future                                                               --             (1,118)                --             (1,118)
                                                            ---------------------------------------------------        -----------
                                                                       --              7,448                 --              7,448
                                                            ---------------------------------------------------        -----------

Net income (loss) before non-controlling interests               (153,348)            36,522                 --           (116,826)

Non - controlling interest                                         16,041                 --                 --             16,041
                                                            ---------------------------------------------------        -----------

Net income (loss) for the year                                   (137,307)            36,522                 --           (100,785)
                                                            ===================================================        ===========

Loss per share                                                      (0.01)                                                   (0.01)
                                                            =============                                              ===========

Weighted average number of common shares outstanding           17,537,022                                               19,012,585
                                                            =============                                              ===========

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA BALANCE SHEET
AS AT JUNE 30, 2004

                                                  Wireless Age           Marlon
                                                 Communications       Distributors            Pro-forma
ASSETS                                                Inc.                Ltd.               Adjustments            Pro-forma
Current
Cash and cash equivalents                             (96,959)             474,254               327,803               705,098
Accounts receivable - trade                         1,455,471               87,455                                   1,542,926
Inventories                                         1,281,836              368,753                    --             1,650,589
Due to related parties                                 40,405                   --                    --                40,405
Prepaid and deposits                                  265,861               24,220                    --               290,081
Investments                                         2,420,000              449,260              (449,260)            2,420,000
                                              ----------------------------------------------------------           -----------
                                                    5,366,614            1,403,943              (121,457)            6,649,100
                                              ----------------------------------------------------------           -----------

Capital Assets                                        414,988               29,807                    --               444,795
Intangible assets and goodwill                      4,747,785                   --               103,776             4,851,561
                                              ----------------------------------------------------------           -----------
                                                   10,529,387            1,433,750               (17,681)           11,945,456
                                              ----------------------------------------------------------           -----------
LIABILITIES
Current
Accounts payable and accruals                       2,680,202               33,510                    --             2,713,712
Income taxes payable                                       --                   --                    --                    --
Customer Deposits                                      15,753                   --                    --                15,753
Due to related parties                                     --                   --                    --                    --
Current portion of long-term debt                   2,539,222                   --                    --             2,539,222
                                              ----------------------------------------------------------           -----------
                                                    5,235,177               33,510                    --             5,268,687
                                              ----------------------------------------------------------           -----------

Long term debt                                        116,455              266,674              (189,521)              193,608
Non controlling interest                               48,862                   --                    --                48,862
                                              ----------------------------------------------------------           -----------
                                                    5,400,494              300,184              (189,521)            5,511,157
                                              ----------------------------------------------------------           -----------

SHAREHOLDERS' EQUITY
Share Capital                                          21,111              161,327              (159,851)               22,587
Additional paid in capital                          5,418,476                   --             1,324,365             6,742,841

Deficit                                              (373,843)             989,653              (992,674)             (376,864)
Other comprehensive income                             63,149              (17,413)                   --                45,736
                                              ----------------------------------------------------------           -----------
Ending Retained Earnings (A)                         (310,694)             972,240              (992,674)             (331,128)
                                              ----------------------------------------------------------           -----------
                                                    5,128,893            1,133,566               171,840             6,434,299

                                              ----------------------------------------------------------           -----------
                                                   10,529,387            1,433,750               (17,681)           11,945,456
                                              ----------------------------------------------------------           -----------

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

                                                                   Wireless Age         Marlon
                                                                  Communications     Distributors       Pro-forma
                                                                        Inc.             Ltd.          Adjustments        Pro-forma
Sales                                                                6,549,378          396,384                 --        6,945,762

Cost of good sold                                                    4,369,675          229,323                 --        4,598,998
                                                                   -----------------------------------------------      -----------

Gross profit                                                         2,179,703          167,061                 --        2,346,764

GP %age                                                                  33.28%           42.15%              0.00%           33.79%

Selling and Admin Costs:                                             2,340,309          167,190                 --        2,507,499
Amortization:                                                          114,600            2,535                 --          117,135
Interest Expense:                                                       57,759              261                 --           58,020

Other expenses (income):
Rental income                                                             (369)              --                 --             (369)
Interest expense                                                       107,770               --                 --          107,770
Realized (Gain) on disposition of assets                              (275,594)              --                 --         (275,594)
Foreign exchange                                                            --               --                 --               --
Management fees                                                             --               --                 --               --
                                                                   -----------------------------------------------      -----------
                                                                      (168,193)              --                 --         (168,193)

Income before income taxes and non-controlling interests              (164,772)          (2,924)                --         (167,696)

Income Tax Provision
  Current                                                                   --               --                 --               --
  Future                                                                    --               --                 --               --
                                                                   -----------------------------------------------      -----------
                                                                            --               --                 --               --
                                                                   -----------------------------------------------      -----------

Net income (loss) before non-controlling interests                    (164,772)          (2,924)                --         (167,696)

Non - controlling interest                                              (1,535)              --                 --           (1,535)
                                                                   -----------------------------------------------      -----------

Net income (loss) for the year                                        (166,307)          (2,924)                --         (169,231)
                                                                   ===============================================      ===========

Basic earnings per share:                                               (0.008)                                              (0.008)
Weighted average number of common shares outstanding                20,852,229                                           22,177,229

Diluted earnings per share:                                             (0.008)                                              (0.008)
Weighted average number of common shares outstanding                21,035,562                                           22,511,125

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2003 and JUNE 30, 2004

Note 1      BASIS OF PRESENTATION

            The accompanying pro-forma financial statements give effect to the acquisition of Marlon Distributors Ltd. ("Marlon") by Wireless Age Communications, Inc. ("Wireless") on July 30, 2004.

            The unaudited pro-forma financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the June 30, 2004 (unaudited) and December 31, 2003 (audited) financial statements of Wireless and the June 30, 2004 (unaudited) and December 31, 2003 (audited) financial statements of Marlon, together with other information available to the corporations. In the opinion of management of Wireless, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisition of Marlon by Wireless as described below.

            The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless and Marlon referred to above and included elsewhere in this Form 8-K/A. The Wireless Unaudited pro-forma balance sheet has not been provided since this transaction occurred on July 30, 2004 and the acquisition has been recorded in the September 30, 2004 10QSB previously filed. The Unaudited pro-forma financial statements of operations gives the effect to the acquisition of Marlon as if it had occurred at the start of the fiscal period beginning on January 1, 2003. These Unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

            Marlon is a Canadian company. The financial statements of Marlon were prepared in accordance with Canadian generally accepted accounting principles and do not contain any significant differences from financial statements had they been prepared using generally accepted accounting principles from the United States.

            The financial statements of Marlon have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

            - Revenue and expenses for the one year period ended December 31, 2003 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.72149 US.

Note 2      BUSINESS ACQUISITIONS

            MARLON DISTRIBUTORS LTD.

            On July 30, 2004, Wireless acquired all of the issued and outstanding common shares of Marlon. Wireless entered into a share exchange agreement with the shareholders of Marlon whereby Wireless acquired 94,163 common shares of Marlon in exchange for 1,325,000 common shares of Wireless. In addition, Wireless issued 150,563 common shares of Wireless to the former shareholders of Marlon in repayment of shareholder loans totaling approximately $189,521 (CAD$245,716) provided to Marlon.

            The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

               Current assets                                         1,036,504
               Capital assets                                            33,020
               Note receivable on sale of Marlon Rec                    327,803
               Intangible assets and goodwill                           103,776
               Current liabilities                                     (364,783)
                                                                     ----------
               Net assets acquired at fair values                     1,136,320
                                                                     ==========

               Total consideration:
               1,325,000 common shares of the Company                 1,136,320
                                                                     ==========

            The excess of purchase price over net assets acquired has been temporarily allocated to goodwill.

Note 3      PRO-FORMA ADJUSTMENTS

            The unaudited pro-forma financial statements do not contain any pro-forma adjustments since no inter-company or similar transactions occurred during the period.

Note 4      PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

            Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.

Reconciliation of Canadian and U.S. GAAP

                                                   Period ended December 31                        Period ended December 31
                                         -------------------------------------------     ----------------------------------------
                                                            2003                                             2002
                                         -------------------------------------------     ----------------------------------------
                                             As                               U.S.           As                             U.S.
                                          Reported  Ref.       Amount         GAAP        Reported   Ref.    Amount         GAAP
                                         -------------------------------------------     ----------------------------------------
Statement of Income

Sales                                     3,188,521                        3,188,521      2,902,582                      2,902,582

Cost of sales                             2,198,845                        2,198,845      2,121,138                      2,121,138
                                          ---------          -----------------------     ----------       ------------------------

Gross margin                                989,676                 0        989,676        781,444               0        781,444

Other operating income
    Commissions                              84,644                           84,644         85,606                         85,606
    Rent                                        955                              955          6,000                          6,000
    Interest and other                       11,059                           11,059         12,357                         12,357
                                          ---------          -----------------------     ----------       ------------------------

                                          1,086,334                 0      1,086,334        885,407               0        885,407

Selling and administrative expenses       1,061,698  (a)      (10,060)     1,051,638        920,976  (a)    (10,061)       910,915
                                          ---------          -----------------------     ----------       ------------------------

Operating income (loss)                      24,636            10,060         34,696        (35,569)         10,061        (25,508)

Other income
    Gain on disposal of assets               55,533                           55,533         79,089                         79,089
                                          ---------          -----------------------     ----------       -------------------------

Income before taxes                          80,169            10,060         90,229         43,520          10,061         53,581

Income taxes
    Current                                  15,875                           15,875         11,722                         11,722
    Future (recovery)                         1,450                            1,450         (1,500)                        (1,500)
                                          ---------          -----------------------     ----------       -------------------------
                                             17,325                 0         17,325         10,222               0         10,222

Net income                                   62,844            10,060         72,904         33,298          10,061         43,359
                                          =========          =======================     ==========       ========================

----------
(a)   Amortization of goodwill purchased by subsidiary

Reconciliation of Canadian and U.S. GAAP

                                                      Period ended December 31                     Period ended December 31
                                            -------------------------------------------    -----------------------------------------
                                                               2003                                           2002
                                            -------------------------------------------    -----------------------------------------
                                                 As                             U.S.           As                           U.S.
                                              Reported    Ref.    Amount        GAAP        Reported    Ref.    Amount      GAAP
                                            -------------------------------------------    -----------------------------------------
Balance sheet

Current assets
     Cash                                        75,386                          75,386       146,666                        146,666
     Guaranteed investment certificate          322,908                         322,908       315,824                        315,824
     Accounts receivable - net of allowance     449,209                         449,209       477,885                        477,885
     Inventory                                1,209,150                       1,209,150     1,062,501                      1,062,501
     Prepaid expenses                            40,751                          40,751        43,859                         43,859
                                            -----------          ----------------------    ----------         ----------------------

                                              2,097,404                 0     2,097,404     2,046,735                 0    2,046,735

Capital assets                                  146,070                         146,070       325,756                        325,756

Goodwill
     Purchased by subsidiary
       less amortization thereon                 73,228    (a)     20,121        93,349        83,288    (a)     10,061       93,349
     Arising upon consolidation                 184,196                         184,196       184,196                        184,196
                                            -----------          ----------------------    ----------         ----------------------

Total assets                                  2,500,898            20,121     2,521,019     2,639,975            10,061    2,650,036
                                            ===========          ======================    ==========         ======================

Current liabilities
     Accounts payable and
       accrued liabilities                      508,456                         508,456       390,496                        390,496
     Corporation income taxes payable             9,735                           9,735        12,603                         12,603
     Current portion of long-term debt           95,000                          95,000       324,565                        324,565
                                            -----------          ----------------------    ----------         ----------------------

                                                613,191                 0       613,191       727,664                 0      727,664

Long-term debt                                  377,643                         377,643       466,541                        466,541
                                                                                                                      0            0
Future taxes                                      3,325                           3,325         1,875                          1,875
                                            -----------          ----------------------    ----------         ----------------------

Total liabilities                               994,159                 0       994,159     1,196,080                 0    1,196,080
                                            -----------          ----------------------    ----------         ----------------------

Share capital                                   459,162    (b)   (250,000)      209,162       459,162    (b)   (250,000)     209,162
Retained earnings                             1,297,577    (a)     20,121     1,317,698     1,234,733    (a)     10,061    1,244,794
Premium on redemption of shares                (250,000)   (b)    250,000             0      (250,000)   (b)    250,000            0
                                            -----------          ----------------------    ----------         ----------------------

Total equity                                  1,506,739            20,121     1,526,860     1,443,895            10,061    1,453,956
                                            -----------          ----------------------    ----------         ----------------------

Total liabilities and equity                  2,500,898            20,121     2,521,019     2,639,975            10,061    2,650,036
                                            ===========          ======================    =========================================

----------
(a)   amortization of goodwill purchased by subidiary

(b)   reclassification of premium on redemption of shares

Reconciliation of Canadian and U.S. GAAP

                                                     Period ended December 31                         Period ended December 31
                                             ----------------------------------------          -------------------------------------
                                                              2003                                               2002
                                             ----------------------------------------          -------------------------------------
                                                As                            U.S.                As                          U.S.
                                             Reported    Ref.     Amount      GAAP             Reported   Ref.   Amount       GAAP
                                             ----------------------------------------         --------------------------------------
Statement of cash flows

Cash provided (utilized) by
    operating activities

Net income                                      62,844   (a)      10,060       72,904             33,298  (a)     10,061     43,359
Add (deduct) items not requiring cash:                                              0                                             0
    Amortization                                54,561   (a)     (10,060)      44,501             66,202  (a)    (10,061)    56,141
    Gain on disposal of assets                 (55,533)                       (55,533)           (79,089)                   (79,089)
    Deferred incme taxes (recovery)              1,450                          1,450             (1,500)                    (1,500)
                                             ---------                                        ----------

                                                63,322                                            18,911
Changes in non-cash working capital items:
    Accounts receivable                         28,676                         28,676           (108,089)                  (108,089)
    Goods and services tax recoverable               0                              0              7,458                      7,458
    Inventory                                 (146,649)                      (146,649)            23,509                     23,509
    Prepaid expenses                             3,108                          3,108             68,307                     68,307
    Accounts payable and accrued
      liabilities                              117,960                        117,960              3,930                      3,930
    Corporation income taxes payable            (2,868)                        (2,868)            10,726                     10,726
                                             ---------         ----------------------         ----------        -------------------

                                                63,549                 0       63,549             24,752               0     24,752
                                             ---------         ----------------------         ----------        -------------------

Cash provided (utilized) by
    financing activities

    Net reduction of long-term
    debt contracts                            (318,463)  (b)     318,463                        (377,559) (b)    377,559
                                             ---------                                        ----------

    Decrease in long-term debt                           (b)    (318,463)    (318,463)                    (b)   (377,559)  (377,559)
                                                               ----------------------                           -------------------

                                                                       0     (318,463)                                 0   (377,559)
                                                               ----------------------                           -------------------

Cash provided (utilized) by
    investing activities
    Purchase of guaranteed investment
     certificates                               (7,084)                        (7,084)          (145,764)                  (145,764)
    Disposal of capital assets                 190,718                        190,718            257,433                    257,433
    Reduction in employee automobile
     loan                                            0                              0              1,528                      1,528
                                             ---------         ----------------------         ----------        -------------------

                                               183,634                 0      183,634            113,197               0    113,197
                                             ---------         ----------------------         ----------        -------------------

Decrease in cash position                      (71,280)                0      (71,280)          (239,610)              0   (239,610)
    Cash, beginning of year                    146,666                        146,666            386,276                    386,276
                                             ---------         ----------------------         ----------        -------------------

Cash, end of year                               75,386                         75,386            146,666                    146,666
                                             =========                      =========         ==========                   ========

----------
(a)   amortization of goodwill purchased by subsidiary

(b)   reclassification of long-term debt reduction disclosure